                                                                      Exhibit 99


                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:                                  10/1/2004
COLLECTION PERIOD ENDING:                                    10/31/2004
PREV. DISTRIBUTION/CLOSE DATE:                               10/12/2004
DISTRIBUTION DATE:                                           11/12/2004
DAYS OF INTEREST FOR PERIOD:                                         31
DAYS OF COLLECTION PERIOD                                            31
MONTHS SEASONED:                                                      8

                                                                     ORIGINAL
PURCHASES               UNITS     CUT-OFF DATE   CLOSING DATE      POOL BALANCE
---------               -----     ------------   ------------     --------------
INITIAL PURCHASE        42,748     2/29/2004       3/18/2004      736,545,272.80
SUB. PURCHASE #1
SUB. PURCHASE #2
                        ------                                    --------------
TOTAL                   42,748                                    736,545,272.80


I.    ORIGINAL DEAL PARAMETERS

                                          DOLLAR AMOUNT           # OF CONTRACTS
Original Portfolio :                     $736,545,272.80              42,748

                                                                     LEGAL FINAL
Original Securities:             DOLLAR AMOUNT           COUPON        MATURITY
--------------------             -------------           ------        --------
    Class A-1 Notes            $ 124,000,000.00         1.07000%       3/14/2005
    Class A-2 Notes              228,000,000.00         1.40000%       9/12/2007
    Class A-3 Notes              110,000,000.00         1.90000%       7/14/2008
    Class A-4 Notes              208,250,000.00         2.50000%       9/13/2010
    Class B Notes                 66,295,272.80         8.00000%      12/13/2010
                               ----------------
        Total                  $ 736,545,272.80

II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

 (1)  Beginning of period Aggregate Principal Balance                                                           (1) 620,015,631.19
                                                                                                                    --------------

 (2)  Subsequent Receivables Added                                                                              (2)              -
                                                                                                                    --------------

      Monthly Principal Amounts

      (3)  Principal Portion of Scheduled Payments Received                       (3) 7,831,662.83
                                                                                      ------------
      (4)  Principal Portion of Prepayments Received                              (4) 7,964,562.95
                                                                                      ------------
      (5)  Principal Portion of Liquidated Receivables                            (5) 5,550,082.14
                                                                                      ------------
      (6)  Aggregate Amount of Cram Down Losses                                   (6)            -
                                                                                      ------------
      (7)  Other Receivables adjustments                                          (7)            -
                                                                                      ------------

      (8)  Total Principal Distributable Amounts                                                                (8)  21,346,307.92
                                                                                                                    --------------

 (9)  End of Period Aggregate Principal Balance                                                                 (9) 598,669,323.27
                                                                                                                    ==============

(10)  Pool Factor  (Line 9 / Original Pool Balance)                                                            (10)        81.2807%
                                                                                                                    ==============

III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                  CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4         CLASS B           TOTAL
                                  ---------        ---------        ---------        ---------         -------           -----
(11)  Original Note Balance    $124,000,000.00   228,000,000.00   110,000,000.00   208,250,000.00   66,295,272.80   $736,545,272.80
                               ----------------------------------------------------------------------------------------------------
(12)  Beginning of period
        Note Balance                         -   221,163,599.14   110,000,000.00   208,250,000.00   43,098,986.45    582,512,585.59
                               ----------------------------------------------------------------------------------------------------
(13)  Noteholders' Principal
        Distributable Amount                 -    18,571,287.90                -                -    5,423,394.00     23,994,681.90
(14)  Class A Noteholders'
        Accelerated
        Principal Amount                     -                -                -                -                                 -
(15)  Class A Noteholders'
        Principal Carryover
        Amount                               -                -                -                -                                 -
(16)  Policy Claim Amount                    -                -                -                -                                 -
                               ----------------------------------------------------------------------------------------------------
(17)  End of period Note
        Balance                              -   202,592,311.24   110,000,000.00   208,250,000.00   37,675,592.45    558,517,903.69
                               ====================================================================================================
(18)  Note Pool Factors
        (Line 17 / Line 11)             0.0000%         88.8563%        100.0000%        100.0000%        56.8300%          75.8294%

(19)  Class A Noteholders'
        Ending Note Balance     520,842,311.24

(20)  Class B Noteholders'
        Ending Note Balance      37,675,592.45

(21)  Class A Noteholders'
        Beginning Note Balance  539,413,599.14

(22)  Class B Noteholders'
        Beginning Note Balance   43,098,986.45

(23)  Total Noteholders
        Principal Distribution
        for Collection Period    23,994,681.90

(24)  Total Noteholders
        Interest Distribution
        for Collection Period     1,153,371.61

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

(25)  Total Monthly Principal Collection Amounts                                                                  (25) 21,346,307.92
                                                                                            --------------
(26)  Required Pro Forma Class A Note Balance (87% x Line 9)                           (26) 520,842,311.24
                                                                                            --------------
(27)  Pro Forma Class A Note Balance (Line 21 - Line 8)                                (27) 518,067,291.22
                                                                                            --------------
(28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))                               (28)   2,775,020.02              2,775,020.02
                                                                                            --------------             -------------
(29)  Principal Distribution Amount (Line 25 - Line 28)                                                           (29) 18,571,287.90
                                                                                                                       =============

V.    RECONCILIATION OF COLLECTION ACCOUNT:

      AVAILABLE FUNDS

      (30) Interest Collections                                                        (30)   7,811,113.58
                                                                                            --------------
      (31) Repurchased Loan Proceeds Related to Interest                               (31)              -
                                                                                            --------------
      (32) Principal Collections                                                       (32)   7,831,662.83
                                                                                            --------------
      (33) Prepayments in Full                                                         (33)   7,964,562.95
                                                                                            --------------
      (34) Prepayments in Full Due to Administrative Repurchases                       (34)              -
                                                                                            --------------
      (35) Repurchased Loan Proceeds Related to Principal                              (35)              -
                                                                                            --------------
      (36) Collection of Supplemental Servicing - Extension and Late Fees              (36)     157,627.51
                                                                                            --------------
      (37) Collection of Supplemental Servicing - Repo and Recovery Fees Advanced      (37)              -
                                                                                            --------------
      (38) Liquidation Proceeds                                                        (38)   2,046,003.00
                                                                                            --------------
      (39) Recoveries from Prior Month Charge-Offs                                     (39)     213,063.07
                                                                                            --------------
      (40) Investment Earnings - Collection Account                                    (40)      20,499.29
                                                                                            --------------
      (41) Investment Earnings - Spread Account                                        (41)      25,737.72
                                                                                            --------------
      (42) Total Available Funds                                                                                  (42) 26,070,269.95
                                                                                                                       -------------

      DISTRIBUTIONS:

      (43) Base Servicing Fee - to Servicer                                            (43)   1,162,529.31
                                                                                            --------------
      (44) Supplemental Servicing Fee - to Servicer                                    (44)     299,998.38
                                                                                            --------------
      (45) Indenture Trustee Fees                                                      (45)         250.00
                                                                                            --------------
      (46) Owner Trustee Fees                                                          (46)              -
                                                                                            --------------
      (47) Backup Servicer Fees                                                        (47)              -
                                                                                            --------------

      NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                          BEGINNING           INTEREST     INTEREST                                CALCULATED
            CLASS        NOTE BALANCE        CARRYOVER       RATE      DAYS      DAYS BASIS         INTEREST
            -----        ------------        ---------       ----      ----      ----------         --------
      (48) Class A-1                 -               -     1.07000%     31      Act.Days/360                -      (48)            -
                                                                                                                        ------------
      (49) Class A-2    221,163,599.14               -     1.40000%     30         30/360          258,024.20      (49)   258,024.20
                                                                                                                        ------------
      (50) Class A-3    110,000,000.00               -     1.90000%     30         30/360          174,166.67      (50)   174,166.67
                                                                                                                        ------------
      (51) Class A-4    208,250,000.00               -     2.50000%     30         30/360          433,854.17      (51)   433,854.17
                                                                                                                        ------------
      (52) Class B       43,098,986.45               -     8.00000%     30         30/360          287,326.58      (52)   287,326.58
                                                                                                                        ------------

      NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                          PRINCIPAL     PRINCIPAL      EXCESS       MANDATORY                       TOTAL
            CLASS        DISTRIBUTION   CARRYOVER     PRIN. DUE   NOTE PREPAYMENT                 PRINCIPAL
            -----        ------------   ---------     ---------   ---------------                 ---------
      (53) Class A-1                -           -             -                 -          -                 -    (53)             -
                                                                                                                       -------------
      (54) Class A-2    18,571,287.90           -             -                 -          -     18,571,287.90    (54) 18,571,287.90
                                                                                                                       -------------
      (55) Class A-3                -           -             -                 -          -                 -    (55)             -
                                                                                                                       -------------
      (56) Class A-4                -           -             -                 -          -                 -    (56)             -
                                                                                                                       -------------
      (57) Class B                  -           -             -                 -          -                 -    (57)             -
                                                                                                                       -------------

      (58) Insurer Premiums - to Ambac                                          (58)      99,828.00
                                                                                     --------------
      (59) Total Distributions                                                                                    (59) 21,287,265.19
                                                                                                                       -------------
(60)  Excess Available Funds (or Premium Claim Amount)                                                            (60)  4,783,004.76
                                                                                                                      --------------
(61)  Deposit to Spread Account to Increase to Required Level                                                     (61)             -
                                                                                                                      --------------
(62)  Amount available for Noteholders' Accelerated Principle Amount                                              (62)             -
                                                                                                                      --------------
(63)  Amount available for Deposit into the Note Distribution Account                                             (63)  4,783,004.76
                                                                                                                      --------------

VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

(64)  Excess Available Funds After Amount to
        Increase Spread to Required Level (Line 60 - Line 61)                   (64)   4,783,004.76
                                                                                     --------------
(65)  Spread Account Balance in Excess of Required Spread Balance               (65)     640,389.24
                                                                                     --------------
(66)  Total Excess Funds Available                                              (66)   5,423,394.00
                                                                                     --------------
(67)  Pro Forma Class A Note Balance (Line 21 - Line 8)                         (67) 518,067,291.22
                                                                                     --------------
(68)  Required Pro Forma Class A Note Balance (87% x Line 9)                    (68) 520,842,311.24
                                                                                     --------------
(69)  Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)     (69)              -
                                                                                     --------------
(70)  Lesser of (Line 68) or (Line 69)                                          (70)              -
                                                                                     --------------
(71)  Accelerated Principal Amount (Lesser of Line 66 or 70)                                                    (71)               -
                                                                                                                      --------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

---------------------------------------------------------------------------------------------------------------------------------
VII.            RECONCILIATION OF SPREAD ACCOUNT:                INITIAL DEPOSIT                                        TOTAL
---------------------------------------------------------------------------------------------------------------------------------

    (72)        INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS      22,096,358.18                                     22,096,358.18
----------------------------------------------------------------------------------------------------------------------------------

    (73)        BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                     (73)  18,600,468.94
                                                                                                                   ---------------
                ADDITIONS TO SPREAD ACCOUNT

        (74)    Deposit from Collection Account (Line 61)                         (74)             --
                                                                                      ---------------
        (75)    Investments Earnings                                              (75)      25,737.72
                                                                                      ---------------
        (76)    Deposits Related to Subsequent Receivables
                Purchases                                                         (76)             --
                                                                                      ---------------
        (77)    Total Additions                                                                                (77)      25,737.72
                                                                                                                   ---------------
                SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                               (78)  18,626,206.66
                                                                                                                   ---------------
                AND SPREAD ACCOUNT REQUIREMENT AMOUNT

        (79)    3% of the Ending Pool Balance (3% x Line 9)                       (79)  17,960,079.70
                                                                 ---------------      ---------------
        (80)    Floor Amount (2.0% of Original Pool Balance)     14,730,905.46    (80)             --
                                                                 ---------------      ---------------
        (81)    If a Spread Cap Event exists then 6% of the
                Ending Pool Balance                                           --  (81)             --
                                                                 ---------------      ---------------
        (82)    If a Trigger Event exists then an unlimited
                amount as determined by the Controlling Party                     (82)             --
                                                                                      ---------------
        (83)    Spread Account Requirement                                                                     (83)  17,960,079.70
                                                                                                                   ---------------

                WITHDRAWALS FROM SPREAD ACCOUNT

        (84)    Withdrawal pursuant to Section 5.1(b) (Transfer
                Investment Earnings to the Collection Account)                    (84)      25,737.72
                                                                                      ---------------
        (85)    Withdrawal pursuant to Section 5.7(Spread Account
                Draw Amount)                                                      (85)             --
                                                                                      --------------
        (86)    Withdrawal pursuant to Section 5.7(b)(x) (Unpaid
                amounts owed to the Insurer)                                      (86)             --
                                                                                      ---------------
        (87)    Withdrawal pursuant to Section 5.7(b)(xiii)
               (Other unpaid amounts owed to the Insurer)                         (87)             --
                                                                                      ---------------
        (88)    Withdrawal pursuant to Section 5.7(b)(xiv) (Note
                Distribution Account - Class A Noteholders'
                Accelerated Principal Amount)                                     (88)             --
                                                                                      ---------------
        (89)    Withdrawal pursuant to Section 5.7(b)(xv) (Note
                Distribution Account - Class B Noteholders'
                Principal)                                                        (89)     640,389.24
                                                                                      ---------------

        (90)    Total Withdrawals                                                 (90)     666,126.96
                                                                                      ---------------
                                                                                                               (91)     666,126.96
                                                                                                                   ---------------
                END OF PERIOD SPREAD ACCOUNT BALANCE                                                           (92)  17,960,079.70
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
VIII.           CALCULATION OF OC LEVEL AND OC PERCENTAGE
----------------------------------------------------------------------------------------------------------------------------------
        (93)    Aggregate Principal Balance                                       (93) 598,669,323.27
                                                                                      ---------------
        (94)    End of Period Class A Note Balance                                (94) 520,842,311.24
                                                                                      ---------------
        (95)    Line 93 less Line 94                                              (95) 77,827,012.03
                                                                                      ---------------
        (96)    OC Level (Line 95 / Line 93)                                      (96)          13.00%
                                                                                      ---------------
        (97)    Ending Spread Balance as of a percentage of Aggregate Principal
                Balance (Line 92 / Line 93)                                       (97)           3.00%
                                                                                      ---------------
        (98)    OC Percentage (Line 96 + Line 97)                                                              (98)          16.00%
                                                                                                                   ---------------

----------------------------------------------------------------------------------------------------------------------------------
IX.     AMOUNTS DUE TO CERTIFICATEHOLDER
----------------------------------------------------------------------------------------------------------------------------------
        (99)    Beginning of Period Class B Noteholder Balance                                                 (99)  43,098,986.45
       (100)    Funds Available to the Class B Noteholder                                                     (100)   5,423,394.00
       (101)    Remaining Balance to the Certificateholder                                                    (101)             --

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms
Title:    Sr. VP & Chief Financial Officer
Date:     3-Nov-2004

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:            10/01/2004
COLLECTION PERIOD ENDING:               10/31/2004
PREV. DISTRIBUTION/CLOSE DATE:          10/12/2004
DISTRIBUTION DATE:                      11/12/2004
DAYS OF INTEREST FOR PERIOD:                    31
DAYS IN COLLECTION PERIOD:                      31
MONTHS SEASONED:                                8

Original Pool Balance                                           $ 736,545,272.80
Beginning of Period Pool Balance                                  620,015,631.19
Principal Reduction during preceding Collection Period             21,346,307.92
End of Period Pool Balance                                      $ 598,669,323.27

-----------------------------------------------------------------------------------------------------------------------------------
I.       COLLECTION PERIOD
         NOTE BALANCE
         CALCULATION:              CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B           TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
     (1)     Original Note
             Balance        (1) $124,000,000.00  $228,000,000.00  $110,000,000.00  $208,250,000.00  $66,295,272.80  $736,545,272.80
                                ---------------------------------------------------------------------------------------------------
     (2)     Beginning of
             Period Note
             Balance        (2)            0.00   221,163,599.14   110,000,000.00   208,250,000.00   43,098,986.45   582,512,585.59

     (3)     Note
             Principal
             Payments       (3)            0.00    18,571,287.90             0.00             0.00    5,423,394.00    23,994,681.90

     (4)     Preliminary
             End of period
             Note Balance   (4)            0.00   202,592,311.24   110,000,000.00   208,250,000.00   37,675,592.45   558,517,903.69
                                ---------------------------------------------------------------------------------------------------
     (5)     Policy Claim
             Amount         (5)            0.00             0.00             0.00             0.00            0.00             0.00

     (6)     End of period
             Note Balance   (6)            0.00   202,592,311.24   110,000,000.00   208,250,000.00   37,675,592.45   558,517,903.69
                                ===================================================================================================
     (7)     Note Pool
             Factors
             (6) / (1)      (7)       0.0000000%      88.8562769%     100.0000000%     100.0000000%     56.8299833%      75.8294058%
                                ===================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
II.      NOTE INTEREST
         DISTRIBUTION AND
         CARRYOVER AMOUNT          CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B           TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
     (8)     Note Interest
             Payments       (8)            0.00       258,024.20       174,166.67       433,854.17      287,326.58     1,153,371.61
     (9)     Interest
             Carryover
             Amount         (9)            0.00             0.00             0.00             0.00            0.00             0.00

-----------------------------------------------------------------------------------------------------------------------------------
III.     DISTRIBUTION
         PER $1,000 OF
         ORIGINAL BALANCE          CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4        CLASS B           TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
     (10)    Principal
             Distribution   (10)             --            81.45             0.00             0.00           81.81           163.26
     (11)    Interest
             Distribution   (11)             --             1.17             1.58             2.08            6.67            11.50
                                ---------------------------------------------------------------------------------------------------
     (12)    Total
             Distribution
             (10) + (11)    (12)             --            82.62             1.58             2.08           88.47           174.76

-----------------------------------------------------------------------------------------------------------------------------------
IV.      SERVICING FEE PAID TO THE SERVICER
-----------------------------------------------------------------------------------------------------------------------------------
     (13)    Base Servicing Fee Paid for the Prior Collection Period                                                $  1,162,529.31
     (14)    Supplemental Servicing Fee Paid for the Prior Collection Period                                             299,998.38
                                                                                                                    ---------------
     (15)    Total Fees Paid to the Servicer                                                                        $  1,462,527.69

-----------------------------------------------------------------------------------------------------------------------------------
V.       COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      CUMULATIVE                         MONTHLY
                                                                                   ------------------------------------------------
     (16)    Original Number of Receivables                                    (16)         42,748
                                                                                   ------------------------------------------------
     (17)    Beginning of period number of Receivables                         (17)         38,656                           38,656
     (18)    Number of Subsequent Receivables Purchased                        (18)              0                                0
     (19)    Number of Receivables becoming Liquidated Receivables
             during period                                                     (19)          1,360                              358
     (20)    Number of Receivables becoming Purchased Receivables
             during period                                                     (20)              0                                0
     (21)    Number of Receivables paid off during period                      (21)          3,605                              515
                                                                                   ------------------------------------------------
     (22)    End of period number of Receivables                               (22)         37,783                           37,783
                                                                                   ------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VI.      STATISTICAL DATA: (CURRENT AND HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      ORIGINAL        PREV. MONTH       CURRENT
                                                                                   ------------------------------------------------
     (23)    Weighted Average APR of the Receivables                           (23)          16.02%          16.02%           16.02%
     (24)    Weighted Average Remaining Term of the Receivables                (24)           64.4            58.2             57.2
     (25)    Weighted Average Original Term of Receivables                     (25)           67.5            67.7             67.7
     (26)    Average Receivable Balance                                        (26)        $17,230         $16,039          $15,845
     (27)    Aggregate Realized Losses                                         (27)             $0      $2,876,553       $3,291,016
                                                                                   ------------------------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

-----------------------------------------------------------------------------------------------------------------------------------
VII.     DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
         Receivables with Scheduled Payment delinquent                                   UNITS          DOLLARS       PERCENTAGE
                                                                                   ------------------------------------------------
     (28)    31-60 days                                                        (28)          1,758  $   26,783,637             4.47%
     (29)    61-90 days                                                        (29)            542       8,120,630             1.36%
     (30)    over 90 days                                                      (30)            384       5,925,171             0.99%
                                                                                   ------------------------------------------------
     (31)    Receivables with Scheduled Payment
             delinquent more than 30 days at end of period                     (31)          2,684  $   40,829,437             6.82%
                                                                                   ------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VIII.    NET LOSS RATE: (PRECEDING COLLECTION PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
     (32)    Total Net Liquidation Losses for the preceding Collection Period                                   (32)   3,291,016.07
     (33)    Beginning of Period Pool Balance                                                                   (33) 620,015,631.19
     (34)    Net Loss Rate                                                                                      (34)           0.53%

-----------------------------------------------------------------------------------------------------------------------------------
IX.      MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
     (35)    Aggregate Principal Balance of Receivables extended during the preceding collection period         (35)  12,517,621.71
     (36)    Beginning of Period Pool Balance                                                                   (36) 620,015,631.19
     (37)    Monthly Extension Rate                                                                             (37)           2.02%

-----------------------------------------------------------------------------------------------------------------------------------
X.       PERFORMANCE TESTS:
-----------------------------------------------------------------------------------------------------------------------------------
         DELINQUENCY RATE HISTORY FOR PREVIOUS THREE COLLECTION PERIODS
         (38)    Delinquency Rate in Preceding Collection Period               (38)           2.35%
                                                                                   ---------------
         (39)    Delinquency Rate in Second Preceding Collection Period        (39)           2.57%
                                                                                   ---------------
         (40)    Delinquency Rate in Third Preceding Collection Period         (40)           2.42%
                                                                                   ---------------

         (41)    Delinquency Rate in Preceding Collection Period                                                (41)           2.35%
                                                                                                                    ---------------
         (42)    Delinquency Rate Trigger Level for the Preceding Collection
                 Period                                                                                         (42)           7.75%
                                                                                                                    ---------------
         (43)    Preceding Collection Period Delinquency Rate Compliance                                        (43)           PASS
                                                                                                                    ---------------

         CUMULATIVE NET LOSS RATIO
         (44)    Cumulative Net Losses incurred prior to the Preceding
                 Collection Period                                             (44)$  9,795,375.66
                                                                                   ---------------
         (45)    Net Loss incurred in Preceding Collection Period              (45)   3,291,016.07
                                                                                   ---------------
         (46)    Cumulative Net Losses                                         (46)  13,086,391.73
                                                                                   ---------------
         (47)    Original Pool Balance                                         (47)$736,545,272.80
                                                                                   ---------------
         (48)    Cumulative Net Loss Ratio ((46) / (47))                                                        (48)           1.78%
                                                                                                                    ---------------
         (49)    Cumulative Net Loss Rate Trigger Level for the Preceding
                 Collection Period                                                                              (49)           4.68%
                                                                                                                    ---------------
         (50)    Preceding Collection Period Cumulative Net Loss Rate
                 Compliance                                                                                     (50)           PASS
                                                                                                                    ---------------

         AVERAGE MONTHLY EXTENSION RATE
         (51)    Principal Balance of Receivables extended during preceding
                 Collection Period                                             (51)           2.02%
                                                                                   ---------------
         (52)    Principal Balance of Receivables extended during the Second
                 Preceding Collection Period                                   (52)           1.99%
                                                                                   ---------------
         (53)    Principal Balance of Receivables extended during the Third
                 Preceding Collection Period                                   (53)           1.33%
                                                                                   ---------------
         (54)    Average Monthly Extension Rate ((51) +(52) +(53)) / 3                                          (54)           1.78%
                                                                                                                    ---------------
         (55)    Average Monthly Extension Rate Compliance (Extension Rate
                 Maximum = 4%)                                                                                  (55)           PASS
                                                                                                                    ---------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms
Title:    Sr. VP & Chief Financial Officer
Date:     3-Nov-2004

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